EXHIBIT 10.13
                              SETTLEMENT AGREEMENT
                              --------------------


         THIS AGREEMENT is made as of the 9th  day of May, 2003


BETWEEN:
                           PAUL HAGGARD,

                           (hereinafter referred to as the "Employee")


AND:

                           WORKSTREAM INC.,
                           a corporation incorporated under the laws of Canada

                           (hereinafter referred to as "Workstream")


WHEREAS:

A. The Employee and the Employer entered into an Employment Agreement dated as of the 1st day of October, 2001 (the "Employment Agreement").

B. It is the desire of both parties that the Employment Agreement be terminated;

C. It is the desire of both parties to settle any and all outstanding matters arising from the Employee's employment with the Employer;


NOW THEREFORE in consideration of the premises and the mutual covenants herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties hereto covenant and agree as follows:


1. TERMINATION OF EMPLOYMENT AGREEMENT

     The Employment Agreement is hereby terminated and the Employee resigns effective June 5, 2003.

2. EARNOUT

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     2.1  The Employer  shall pay to the Employee  (collectively  referred to as the "Earnout"):

               i. the sum of his salary, less appropriate deductions from May 9, 2003 to August 29, 2003; and

               ii. all health benefits that the Employer currently provides to the Employee, until August 31, 2003.

               iii. The above conditions (i) and (ii) are contingent upon the
                    Employee remaining with the Company and helping the new CFO during a transition period from May 9, 2003 to June 5, 2003 . Should the Employee not co-operate during the transition period, then this agreement is void and the Employee will only be paid his salary and benefits for the days he has worked after the 9th of May, 2003 and his resignation date will become effective the last day he worked.

     2.2 It is agreed by the parties that the Employee will indicate his acceptance of these terms by signing this Agreement and the duly executed Release in the form attached hereto as Schedule "A".


3. RESIGNATION OF TITLES

     The Employee hereby resigns as Chief Financial Officer and Officer of the Employer immediately.

4. ASSIGNMENT OF RIGHTS

     The rights and obligations that accrue to the Employer under this Agreement shall pass to its successors or assigns. The rights of the Employee under this Agreement are not assignable or transferable in any manner.

5. CURRENCY

     All dollar amounts referred to in this Agreement are in United States funds.


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6. AMENDMENT OF AGREEMENT

     This Agreement may be altered or amended at any time by the mutual consent in writing of the parties hereto.

7. TIME OF ESSENCE

     Time shall be of the essence hereof.

8. GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of Canada and the Province of Ontario applicable therein.

9. HEADINGS

     The headings appearing throughout this Agreement are inserted for convenience only and form no part of the Agreement.

10. SEVERABILITY

     The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision hereof and any such invalid or unenforceable provision will be deemed to be severable.

11. ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the parties and supersedes all prior and contemporaneous agreements, understandings and discussions, whether oral or written, and there are no other warranties, agreements or representations between the parties except as expressly set forth herein.

12. AGREEMENT BINDING

     This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective personal representatives, executors, administrators, successors and assigns.

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

13. COUNTERPARTS

     This Agreement may be executed by the parties in separate counterparts, including by facsimile, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

14. INDEPENDENT LEGAL ADVICE

     The Employee acknowledges that he has read and understands the Agreement and acknowledges that he has had the opportunity to obtain independent legal advice regarding the terms of the Agreement and their legal consequences.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the date first set forth above.

SIGNED, SEALED & DELIVERED


/s/ David Polansky                  /s/ Paul Haggard
--------------------------------    -------------------------------------
Witness                             PAUL HAGGARD


                                    WORKSTREAM INC.


                                    Per: /s/ Michael Mullarkey
                                    ------------------------------------
                                    Title: Chief Executive Officer



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                                  SCHEDULE "A"


                                     RELEASE


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